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                                                                   Exhibit 10.29

                                ONVIA.COM, INC.

                        COMMON STOCK PURCHASE AGREEMENT

     This Onvia.com, Inc. Common Stock Purchase Agreement (this "Agreement") is made as of the 4th day of February, 2000, by and between Onvia.com, Inc., a Washington corporation (the "Company") and Internet Capital Group, Inc. (the "Purchaser").

     The Purchaser wishes to purchase from the Company, and the Company wishes to issue and sell to the Purchaser, following the Company's reincorporation into Delaware, certain shares of its Common Stock.

     Such sale and purchase of Common Stock shall occur immediately following the closing of the Company's initial public offering (the "IPO"), unless a request for termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976 ("HSR") has not been granted by the Federal Trade Commission ("FTC"), in which case closing shall occur as soon as reasonably practicable following the granting of termination of the waiting period by the FTC ("HSR Clearance"), or another date mutually agreed upon by the parties.

     For the mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Purchase and Sale of Common Stock.

          1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, shares of Common Stock equal in number to the greater of (a) $40,000,000 divided by the Per Share Price (rounded to the nearest whole share) and (b) one-third (1/3) of the number of shares offered and sold to the public in the IPO, prior to exercise of the underwriters' over-allotment option (rounded to the nearest whole share). The "Per Share Price" shall be equal to the Price to the Public set forth on the cover page of the final prospectus relating to the IPO. The shares of Common Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."

          1.2  Closing; Delivery

          (a) The purchase and sale of the Stock shall take place at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington, on the date of and immediately following the closing of the IPO, or on such other date or at such other time as the Company and the Purchase may mutually agree upon, orally or in writing (which time and place are designated as the "Closing"); provided, however, that in the event that HSR Clearance shall not have been obtained prior to such date, at the Closing the Purchaser shall purchase the maximum number of shares of Stock as HSR counsel to the Company and the Purchaser reasonably deem may be
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purchased prior to HSR Clearance, and a second closing for the purchase and sale of the remainder of the Stock shall be held as soon as practicable following HSR Clearance.

          (b) At the Closing, the Company shall deliver to the Purchaser a certificate representing the Stock being purchased thereby against payment of the Per Share Price for all shares purchased by check payable to the Company or wire transfer to the Company's bank account.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

          2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2 Authorization. The Company has full legal and corporate power and authority to enter into this Agreement, issue the Stock and perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies.

          2.3 Valid Issuance of Securities. The Stock that is being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, issued in compliance with applicable state and federal securities laws and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

          2.4 Documents Delivered in Connection with Purchase and Sale of Stock. No document delivered by the Company to Purchaser or its agents in connection with the purchase and sale of the Stock contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

          2.5 Registration Statement. The Company's Registration Statement on Form S-1 (File no. 333-93273) (the "Registration Statement"), when and if it is declared effective by the Securities and Exchange Commission, (a) will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they will be made and (b) will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

                                      -2-
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          2.6  Capitalization.  The capitalization of the Company set forth in the Registration Statement is, and as of the effective date of the Registration Statement will be, accurate in all material respects.

          2.7 Preemptive Rights. The issuance of the Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

     3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

          3.1 Authorization. The Purchaser has full legal and corporate power and authority to enter into this Agreement and perform its obligations hereunder. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies.

          3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Purchaser has not been formed for the specific purpose of acquiring the Stock.

          3.3 Restricted Securities. The Purchaser understands that the Stock has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the shares of Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the shares of Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                                      -3-
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          3.4  Qualified Institutional Buyer.  The Purchaser is a "qualified institutional buyer" within the meaning of such term under Rule 144A under the Securities Act.

          3.5 Legends. The Purchaser understands that the Stock, and any securities issued in respect of or exchange for the Stock, may bear one or all of the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

          (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     4. Conditions of the Purchasers' Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect-as though such representations and warranties had been made on and as of the date of the Closing.

          4.2 Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or any third party that are required in connection with the lawful issuance and sale of the Stock or any other transaction contemplated pursuant to this Agreement shall be obtained and effective as of the Closing, including, without limitation, HSR Clearance and such approvals, waivers and consents as may be required under HSR (although HSR Clearance shall not be a condition to closing for a portion of the Stock as set forth in Section 1.2(a)).


          4.4 Opinion of Company Counsel. The Purchasers shall have received from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing in substantially the form delivered to the underwriters of the IPO.

          4.5 No Material Adverse Change. There shall not have occurred since the date hereof any material adverse change in the business, operations, financial condition or prospects of the Company.

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          4.6  IPO Closing.  The IPO shall have been consummated by June 30,
2000.

          4.7 Registration Rights. The Amendment to Amended and Restated Investors' Rights Agreement (the "Amendment") in substantially the form attached hereto as Exhibit A shall have been executed and delivered by the Purchaser, the Company and the Required Holders (as defined in the Amendment).

     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock or any other transaction contemplated pursuant to this Agreement shall be obtained and effective as of the Closing, including, without limitation, such approvals, waivers and consents as may be required under HSR.

          5.4  IPO Closing.  The IPO shall have been consummated by June 30,
2000.

          5.5 Qualified IPO. In the event that the IPO is not a Qualified IPO (as defined in the Amended and Restated Investors' Rights Agreement dated as of December 20, 1999 by and among the Company and certain of its shareholders (the "Rights Agreement"), then the rights of first offer with respect to the Stock of certain of such shareholders set forth in Section 2.2 of the Rights Agreement shall have been duly waived.

     6. Covenants of the Parties. The Company and the Purchaser each covenant and agree as follows:

          6.1 Consents; Cooperation. Each of the Company and Purchaser shall use its reasonable best efforts to promptly (i) obtain from any governmental entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by the Company or Purchaser in connection with the consummation of the transactions contemplated hereunder, including those required under HSR, and (ii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the transactions contemplated hereunder under HSR, the Securities Act, the Exchange Act, and any other applicable federal, state or foreign securities. Each of the Company and Purchaser shall use all reasonable efforts to resolve such objections, if any, as may be asserted by any governmental

                                      -5-
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entity with respect to the transactions contemplated by this Agreement under
HSR, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other federal, state or foreign statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade. In the event that HSR Clearance shall not have been received at the Closing, then the parties shall use their respective best efforts to obtain HSR Clearance and conduct the second closing as soon as possible.

          6.2 Registration Rights. The Company shall use its reasonable best efforts to obtain the signature of the Required Holders to the Amendment as soon as reasonably practicable.

          6.3 Lock-Up Agreement. The Purchaser covenants and agrees that it will comply with the lock-up agreement required to be signed by the underwriters of the IPO, including, but not limited to, with respect to the Stock.

     7.   Miscellaneous.

          7.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year.

          7.2 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

          7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or one hundred twenty (120) hours after being deposited in the

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U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, Attention: Bill Ericson or (b) if to the Purchaser, to the appropriate address set forth on the signature pages hereto.

          7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.8 Attorneys' Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.9 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Stock. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issued or issuable upon conversion thereof), each future holder of all such securities, and the Company.

          7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          7.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either

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under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          7.12 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          7.13 Confidentiality. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone (other than its employees and attorneys having a need to know) any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party shall become privy by reason of this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated herein.



                            [Signature page follows]

                                      -8-
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     The parties have executed this Onvia.com, Inc. Common Stock Purchase
Agreement as of the date first written above.

                                    COMPANY:

                                    ONVIA.COM, INC.,
                                    a Washington corporation


                                    By:  /s/ Mark T. Calvert
                                         ---------------------------

                                    Name:   Mark T. Calvert
                                            ------------------------
                                                    (print)
                                    Title:   Chief Financial Officer
                                             -----------------------

                                    Address:

                                    1000 Dexter Avenue, Suite 400
                                    Seattle, WA  98109
                                    Fax:  (206) 282-5171


                                    PURCHASER:

                                    INTERNET CAPITAL GROUP, INC.



                                    By:  /s/ Henry N. Nassau
                                         ---------------------------

                                    Name:   Henry N. Nassau
                                            ------------------------
                                                    (print)
                                    Title:   Managing Director
                                             -----------------------

                                    Address:

                                    44 Montgomery Street
                                    Floor 37, Suite 3700
                                    San Francisco, CA  94104
                                    Fax:  (415) 343-3740
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                                   EXHIBIT A
                                   ---------

         Amendment to Amended and Restated Investors' Rights Agreement